                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




Date of Report (Date of earliest event reported):         MARCH 31, 2000
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                           DVI RECEIVABLES CORP. VIII
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              (Exact name of registrant as specified in its charter)



            DELAWARE                      333-74901             25-1824148
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)


500 HYDE PARK
DOYLESTOWN, PENNSYLVANIA                                           18901
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  (215) 345-6600
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        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 7.      Financial Statements and Exhibits


Exhibit 99.1 DVI Receivables VIII 1999-1 Servicer Report for month ending March 31, 2000, payment date April 13, 2000

Exhibit 99.2 DVI Receivables X 1999-2 Servicer Report for month ending March 31, 2000, payment date April 13, 2000



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    DVI Receivables Corp. VIII
                                                             (Registrant)



Dated:     April 18, 2000                     By:   /s/ Steven R. Garfinkel
                                                    ----------------------------
                                                    Steven R. Garfinkel
                                                    Executive Vice President and
                                                    Chief Financial Officer


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